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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                       DATE OF REPORT: SEPTEMBER 12, 2002



                       VALUE CITY DEPARTMENT STORES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




Ohio                            1-10767                        31-1322832
------------            -------------------------        ----------------------
(STATE OR OTHER           (COMMISSION FILE NO.)              (IRS EMPLOYER
JURISDICTION OF                                          IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                              3241 Westerville Road
                              Columbus, Ohio 43224
                                 (614) 471-4722
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)





                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


         (c)      EXHIBITS.


         Exhibit No.               Description


            99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated September 12, 2002.

            99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated September 12, 2002.



ITEM 9.  REGULATION FD DISCLOSURE.

         On September 12, 2002, John C. Rossler, Chief Executive Officer, and James A. McGrady, Chief Financial Officer, each filed with the Securities and Exchange Commission a Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings as required by SEC Order 4-460 issued on June 27, 2002. Copies of these statements are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              VALUE CITY DEPARTMENT STORES, INC.


Date:  September 12, 2002         By:   /s/ James A. McGrady
                                     -------------------------------------------
                                     James A. McGrady, Chief Financial Officer



























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                                  EXHIBIT INDEX



         Exhibit No.                                 Description



            99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated September 12, 2002.

            99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated September 12, 2002.